Exhibit 99.2
Primoris to Acquire PLH Group Establishing a Leading Utilities Services Provider June 2022

Forward Looking Statements 1 This presentation contains forward - looking statements within the meaning of the federal securities laws. These statements give t he current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “o utlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify fo rwa rd - looking statements. Without limiting the generality of the foregoing, forward - looking statements contained in this presentation include the Company’ s expectations regarding the consummation of the transactions described herein. Forward - looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no for ward - looking statements can be guaranteed, and actual results may differ materially and adversely from those reflected in the forward - looking statements. Factors that could cause actual results to differ materially from those indicated in the forward - looking statements include, among other things, (a) the risk and uncertainties disclosed in the Company’s Annual Report on Form 10 - K and the Company’s Quarterly Reports on Form 10 - Q filed with the SEC from time to time and (b) the following risks inherent in the transactions (in addition to others described elsewhere in this document and in the subsequent filings with the SEC): (1) failure to obtain regulatory approval necessary to consummate the transactions or to obtain regula tor y approvals on favorable terms, (2) delays in consummating the transactions or the failure to consummate the transactions, (3) our ability to realize the estimated synergies on the timeline expected or at all, and (4) our ability to subsequently deleverage our balance sheet to targeted levels. Because the Company’s forward - looking statements are based on estimates and assumptions that are subject to significant business , economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be m ate rially different and any or all of the Company’s forward - looking statements may turn out to be wrong. Forward - looking statements speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risk and uncertainties. Many factors mentioned in t his presentation and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company can not assure you that the Company’s expectations or forecasts expressed in such forward - looking statements will be achieved.

Strategic Acquisition of PLH: Expanding in Power Delivery 2 Nearly doubles Power Delivery business, increasing the Company’s Utilities segment to over 50% of pro forma revenue Grows employee base, providing skilled labor to better serve attractive end markets supported by decades - long secular tailwinds Drives expanded geographic coverage in the five fastest - growing states to better serve utility customers as they consolidate supply chains Complements and expands long - tenured blue - chip utility client base and increases recurring MSA revenue Accelerates the Company’s ongoing portfolio transition toward higher - growth, higher - margin markets

Transaction Summary 3 Purchase Price and Financial Impact • Primoris to acquire PLH Group for an all - cash purchase price of $470 million – LTM adjusted EBITDA of ~$54 million, plus estimated annual synergy benefit – Implied EV / LTM Adjusted EBITDA multiple of 7.3x 1,2 • Estimated annual synergy benefit of $10.0 million expected to be achieved within 24 months post transaction • Expected to be accretive to earnings in the first 12 months • Primoris expects pro forma net leverage to be ~3.3 x 3 , with targeted de - levering to 2.0x by 2024 Financing Overview • All - cash transaction funded by new debt issuance Approvals and Timing • Board of Directors of both companies unanimously voted to approve the transaction • Closing is dependent upon regulatory approvals and other customary closing conditions • Transaction expected to be completed in the third quarter of 2022 Note: Financial metrics for PLH and Primoris represent the last 12 months (“LTM”) ended May 31, 2022. 1 Pro forma for estimated synergies of ~$10.0 million 2 Implied EV/LTM adjusted EBITDA multiple post - synergies 3 Proforma net leverage based on estimated Primoris net debt as of June 30, 2022, and Primoris LTM adjusted EBITDA as of March 31, 2022 combined with PLH LTM adjusted EBITDA as of May 31, 2022

PLH Group At-a-Glance

Primoris

Key Stats and Highlights

$733 mm LTM revenue	**$54 mm** LTM adjusted EBITDA
~61% Revenue from MSA contracts[1]	**~7.5%** LTM adjusted EBITDA Margin
~$170k Average Job Size[1]	**~72%** LTM Free cash flow conversion[2]

Key Business Offerings

Segment	Offering	Share	Description
Utilities	Power Delivery	**~61%** 2021A Revenue	• First-to-last mile electric transmission and distribution services providing installation, maintenance and other specialized services • PLH has full range of capabilities supporting Transmission, Distribution, Substation and Emergency Restoration needs
Utilities	Gas Utilities	**~20%** 2021A Revenue	• Gas Utility Services provides integrity, maintenance, upgrades and replacement services for investor-owned utilities and other customers
Other		**~19%** 2021A Revenue	• Industrial and midstream services

Note: Financial and operating metrics for PLH represent the last 12 months ended May 31, 2022 unless otherwise indicated.

1 PLH Group Power Line Services business.

2 Defined as (adjusted EBITDA – capex) / adjusted EBITDA.

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Advancing Our Strategy 5 PLH Group is aligned with Primoris’ long - term goals and accelerates our growth plans Deepen Power Delivery market presence Broaden geographic reach, expand service offerings Grow craft labor base Transforms Electric & Gas Utility service offerings Presence in highly attractive Sunbelt and California regions Highly skilled labor force with ability to rapidly scale Grow MSA - driven revenue Expands recurring, small ticket, MSA revenue base Focus on long - term profitable growth Higher - growth and higher - margin portfolio

Secular Tailwinds Supporting Strong Growth Outlook

Primoris

Electric T&D Utilities Market

$300 bn
Electric T&D Total Capex Spend Expected by 2025

~4.2%
2020A – 2025E CAGR

Aging T&D Infrastructure

$240 bn
Transmission Line Replacement and Upgrades Projected from 2022-2042

Over 45%
of Electrical T&D Infrastructure is Outdated

- Power Delivery spend steadily increasing
- Regulatory-driven maintenance cycles accelerating growth
- Outsourcing is expected to increase across electric distribution over the next five years
- Electrification trends driving grid system modernization

U.S. Gas Utility Services Market

$85 bn
Gas T&D Capex Spend Expected by 2025

~7.0%
2020A – 2025E CAGR

Long Tail of Maintenance Capital Work on the Horizon

337,000 miles
of gas mains in use are over ***50 years*** *old in the U.S*

10-20+ years
of Existing Pipeline Replacement

- Increasing requirements for investment in gas utilities
- Regulation driving LDCs to reduce distribution pipeline integrity risks
- Replacement activity remains as gas operators accelerate rehabilitation, efficiency and repair programs

Sources: US Energy Information Administration, American Gas Association, PHMSA, Company reports, and Wall Street research.

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Pro Forma Utility Presence Offers Attractive, National Footprint in the Fastest Growing Markets 7 Pro Forma Utility Locations Primoris Utility Locations PLH Electric Locations PLH Corporate Headquarters PLH Equipment Yards PLH Utility Gas Services Locations • Enhances exposure to the Sunbelt region • Establishes bulkhead in New England • Offers complementary coverage in California and Western Canada

Enabling an Energy Efficient Future 8 PLH enhances Primoris ’ ability to support the environmental goals of clients Utility - scale solar Biofuels/green fuels retrofitting Water reuse Carbon capture, use and storage (CCUS) Recycled asphalt pavement Hydrogen home pilot project Battery energy storage solutions Renewables transmission infrastructure EV - Grid integration Accelerates expansion into growing end markets while advancing sustainability strategy

Gas 2 27% Electric 1 22% Communications 4% Energy/Renewables 4 36% Pipeline 3 11% MSA 46% Non - MSA 54% Gas 26% Electric 13% Energy/Renewables 35% Pipeline Segment 26% Continuing to Transform the Primoris Portfolio 9 MSA 48% Non - MSA 52% Gas 28% Electric 15% Communications 5% Energy/Renewables 40% Pipeline 12% % MSA End Market Mix Primoris 2021 Primoris Pro Forma 2021 Primoris (Pre - FIH) MSA 39% Non - MSA 61% PLH Group expands Primoris ’ share of both highly - attractive Utility exposure and lower - risk MSA revenue Utility End Market Mix Increases from 39% to 53 % MSA Revenue Mix Increases from 39% to 48% Notes: PLH materials; Financial and other metrics as of CY 2021. Utility exposure refers to Electric, Gas, and Communication seg ments 1 Includes PLH Group’s Electric business 2 Includes PLH Group’s Snelson ( 82%) 3 Includes PLH Group’s Snelson (18%) 4 Includes PLH Group’s Pipeworx business (100%)

Executing on our Strategy to Pursue Accretive M&A • Disciplined valuation • Utilizing cash / stock mix, where appropriate, to better align interests post - close • Company leadership in place to run the business • Leadership position in new geography • Enhances presence and capabilities in an existing geography • Provides new customers or enhances existing customer relationships • Delivers leadership position in adjacent or new markets • Offers unique service or technology that Primoris can leverage to further differentiate offerings Acquisition Rationale and Strategy Acquisition Terms and Attributes PLH Group PLH Group ✓ ✓ ✓ ✓ ✓ ✓ ✓ Key management team members have agreed to join Primoris PLH Group “checks the box” for Primoris’ stated M&A criteria 10

www.primoriscorp.com